PREFACE TO THE LINCOLN NATIONAL FUNDS PROSPECTUSES

THE PREFACE AND DIRECTORY ARE PART OF THE PROSPECTUS FOR EACH OF THE FOLLOWING
FUNDS:

Lincoln National Money Market Fund, Inc. (Money Market)

Each fund has its own Prospectus that describes the fund and its investment objective. We refer to each of the funds as a fund and to all of the funds together as the funds.

Each fund sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life insurance contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under your contract.

Each fund Prospectus discusses the information about the fund that you ought to know before choosing to invest your contract assets in one or more of the funds. You can find information unique to each fund in that fund's Prospectus. You can find information common to all funds in the General Prospectus Disclosure following the individual fund Prospectuses.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if these prospectuses are truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what these Prospectuses state. These Prospectuses do not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.

Prospectuses dated May 1, 1999

                                                                           P/D-1

DIRECTORY FOR THE FUND PROSPECTUS

SUBJECT                                      PAGE
----------------------------------------------------
PREFACE
SUMMARY DESCRIPTION OF THE FUND

Money Market                                    MM-1
----------------------------------------------------
FEE TABLE

Money Market                                   GPD-2
----------------------------------------------------
INVESTMENT STRATEGIES

Money Market                                    MM-1
----------------------------------------------------
RISKS OF INVESTMENT STRATEGIES

Money Market                                    MM-2
----------------------------------------------------
INVESTMENT ADVISER AND PORTFOLIO MANAGER

Money Market                                    MM-2

SUBJECT                                      PAGE
----------------------------------------------------
GENERAL PROSPECTUS DISCLOSURE --
IMPORTANT ADDITIONAL INFORMATION

Net asset value                                GPD-1
Management of the funds                        GPD-1
Purchase and redemption of fund shares         GPD-2
Distributions and federal income tax
considerations                                 GPD-3
Management discussion of fund performance      GPD-3
Financial highlights                           GPD-4
General Information                            GPD-5
Preparing for year 2000                        GPD-5


P/D-2

LINCOLN NATIONAL
MONEY MARKET FUND, INC.

SUMMARY DESCRIPTION OF THE FUND

The investment objective of the Lincoln National Money Market Fund (fund) is to maximize current income while (1) maintaining a stable value of your shares (providing stability of net asset value) and (2) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high quality short-term money market securities. These securities include obligations issued or guaranteed by the U.S. Government, obligations of U.S. financial institutions and other entities, and debt obligations issued by U.S. corporations.

The fund's investment strategy is to seek money market securities that provide the most attractive yields. As a general matter, the fund will invest (1) at most 5% of the fund's assets in the money market securities of any one issuer and (2) at most 25% of the fund's assets in the money market securities issued by companies in any one industry.

The main investment risks of choosing to invest your contact assets in the fund are as follows:

- the amount of current income generated by the fund will fluctuate based on changes in current interest rates; and

- an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of its shares at $10.00 per share, it is possible to lose money by investing in the fund.

The following information provides some indication of the risks of choosing to invest your contract assets in the fund. The information shows:

- changes in the fund's performance from year to year and

- the fund's highest and lowest returns for one quarter.

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 ANNUAL TOTAL RETURNS
Year                        Annual Total Return
1989                                      9.09%
1990                                      7.94%
1991                                      5.79%
1992                                      3.48%
1993                                      2.76%
1994                                      3.82%
1995                                      5.67%
1996                                      5.07%
1997                                      5.13%
1998                                      5.10%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1989 at: 2.40%.

The fund's lowest return for a quarter occurred in the third quarter of 1993 at:
0.67%.

The fund's 7-day yield ending December 31, 1998 was 4.62%.

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/98)

PERIOD BACK                              MONEY MARKET
-----------------------------------------------------
1 year                                        5.10%
5 year                                        4.96%
10 year                                       5.37%

INVESTMENT STRATEGIES

The investment objective of the fund is to maximize current income while providing stability of the value of the fund's shares and preservation of capital. The fund intends to maintain a stable value for its shares of $10.00 per share.

The fund pursues its objective by investing in a diversified portfolio of high quality short-term money market securities that mature within one year from date of purchase. These money market obligations include:

- obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (government securities);

- obligations (including certificates of deposit, bankers' acceptances and time deposits) of any U.S. bank or other U.S. financial institution that is a member of the Federal Reserve System, the Federal Deposit Insurance Corp.
  (FDIC) or the Federal Savings and Loan Insurance Corp. (FSLIC), including obligations of foreign branches of those members, and of any U.S. branch of a foreign bank; and

- commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

The fund's SAI provides a more detailed description of these and other money market securities that the fund may purchase.

The fund maintains a cumulative average portfolio maturity of no greater than 90 days. The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. ( See the General SAI Disclosure for the 11 funds for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp.) The fund will invest at least 95% of its assets in (a) government securities and (b) money market securities rated in the highest rating category, or judged by the fund to be of comparable quality.

When selecting money market securities, the fund considers the Federal Reserve Board's current policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. As a general matter, the fund invests:

- at most 5% of the fund's assets in the money market securities of any one issuer, and

- at most 25% of the fund's assets in the money market securities issued by companies in any one industry.

These limits, however, do not apply to money market securities issued by the U.S. Government, its agencies and instrumentalities. Banks (excluding foreign branches of U.S. banks or U.S. branches of foreign banks) are not considered an industry for purposes of the second limitation.

The fund intends to hold its money market securities until maturity, and to reinvest the proceeds from maturing securities into other money market securities. The fund may sell a security prior to maturity to provide needed liquidity or to improve the yield or credit quality of the portfolio.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks they involve.

RISKS OF INVESTMENT STRATEGIES

Investing in the fund involves interest rate risk -- the risk that the amount of income earned by the fund will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income earned by the fund, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the fund will also fall and (2) similarly, as short term interest rates rise, the level of income generated by the fund will also rise.

The fund is managed with an objective of keeping the value of the fund's shares stable at $10.00 per share. However, the value of the fund's shares is neither insured nor guaranteed by the U.S. Government. Accordingly, there is no guarantee that the fund will be able to maintain the value of its shares at $10.00 per share. The fund's shares, however, are considered to be a relatively low risk investment, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity is no greater than 90 days.

You may consider choosing the fund for investing some portion of your contract assets (1) if you are seeking to earn current income and preserve your initial investment, and (2) as long as you are comfortable with an investment that is neither insured nor guaranteed by the U.S. Government.

INVESTMENT ADVISOR AND PORTFOLIO MANAGER

The fund's investment advisor is Lincoln Investment Management, Inc. (Lincoln Investment). You can find information about Lincoln Investment in the General Prospectus Disclosure under "Management of the funds -- Investment advisor."

Jil Schoeff Lindholm of Lincoln Investment manages the fund. Ms. Lindholm has been a Short-Term Investment Manager with Lincoln Investment since 1995. She was a GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds a MBA from Indiana University.

PREFACE TO THE LINCOLN NATIONAL FUNDS PROSPECTUSES

THE PREFACE AND DIRECTORY ARE PART OF THE PROSPECTUS FOR EACH OF THE FOLLOWING
FUNDS:

Lincoln National Aggressive Growth Fund, Inc. (Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc. (Capital Appreciation)

Lincoln National Equity-Income Fund, Inc. (Equity Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc. (Money Market)

Lincoln National Social Awareness Fund, Inc. (Social Awareness)

Lincoln National Special Opportunities Fund, Inc. (Special Opportunities)

Each fund has its own Prospectus that describes the fund and its investment objective. We refer to each of the funds as a fund and to all of the funds together as the funds.

Each fund sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life insurance contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under your contract.

Each fund Prospectus discusses the information about the fund that you ought to know before choosing to invest your contract assets in one or more of the funds. You can find information unique to each fund in that fund's Prospectus. You can find information common to all funds in the General Prospectus Disclosure following the individual fund Prospectuses.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if these prospectuses are truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what these Prospectuses state. These Prospectuses do not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.

Prospectuses dated May 1, 1999

                                                                           P/D-1

DIRECTORY FOR THE FUND PROSPECTUS

SUBJECT                                      PAGE
----------------------------------------------------
PREFACE
SUMMARY DESCRIPTION OF THE FUND
Aggressive Growth                               AG-1
Bond                                             B-1
Capital Appreciation                            CA-1
Equity-Income                                   EI-1
Global Asset Allocation                        GAA-1
Growth and Income                               GI-1
International                                    I-1
Managed                                          M-1
Money Market                                    MM-1
Social Awareness                                SA-1
Special Opportunities                           SO-1
----------------------------------------------------
FEE TABLE
Aggressive Growth                              GPD-2
Bond                                           GPD-2
Capital Appreciation                           GPD-2
Equity-Income                                  GPD-2
Global Asset Allocation                        GPD-2
Growth and Income                              GPD-2
International                                  GPD-2
Managed                                        GPD-2
Money Market                                   GPD-2
Social Awareness                               GPD-2
Special Opportunities                          GPD-2
----------------------------------------------------
INVESTMENT STRATEGIES
Aggressive Growth                               AG-2
Bond                                             B-2
Capital Appreciation                            CA-1
Equity-Income                                   EI-2
Global Asset Allocation                        GAA-2
Growth and Income                               GI-1
International                                    I-2
Managed                                          M-2
Money Market                                    MM-1
Social Awareness                                SA-2
Special Opportunities                           SO-1

SUBJECT                                      PAGE
----------------------------------------------------
RISKS OF INVESTMENT STRATEGIES
Aggressive Growth                               AG-2
Bond                                             B-3
Capital Appreciation                            CA-2
Equity-Income                                   EI-2
Global Asset Allocation                        GAA-4
Growth and Income                               GI-2
International                                    I-3
Managed                                          M-4
Money Market                                    MM-2
Social Awareness                                SA-3
Special Opportunities                           SO-2
----------------------------------------------------
INVESTMENT ADVISER AND PORTFOLIO MANAGER
Aggressive Growth                               AG-3
Bond                                             B-4
Capital Appreciation                            CA-3
Equity-Income                                   EI-4
Global Asset Allocation                        GAA-6
Growth and Income                               GI-2
International                                    I-4
Managed                                          M-6
Money Market                                    MM-2
Social Awareness                                SA-3
Special Opportunities                           SO-3
----------------------------------------------------
GENERAL PROSPECTUS DISCLOSURE --
IMPORTANT ADDITIONAL INFORMATION
Net asset value                                GPD-1
Management of the funds                        GPD-1
Purchase and redemption of fund shares         GPD-2
Distributions and federal income tax
considerations                                 GPD-3
Management discussion of fund performance      GPD-3
Financial highlights                           GPD-4
General Information                            GPD-5
Preparing for year 2000                        GPD-6


P/D-2

GENERAL PROSPECTUS DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION

This General Prospectus Disclosure is part of the Prospectus of:

Lincoln National Aggressive Growth Fund, Inc.
(Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc.
(Capital Appreciation)

Lincoln National Equity-Income Fund, Inc.
(Equity-Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc.
(Money Market)

Lincoln National Social Awareness Fund, Inc.
(Social Awareness)

Lincoln National Special Opportunities Fund, Inc.
(Special Opportunities)

The following information applies to each fund, unless otherwise indicated.

NET ASSET VALUE

Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund, except the Money Market Fund, determines its nav by:

- adding the values of all securities investments and other assets,

- subtracting liabilities (including dividends payable), and

- dividing by the number of shares outstanding.

NYSE's most recent announcement states that, as of the date of this prospectus, the NYSE will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NYSE may also be closed on other days. The NYSE may modify its holiday schedule at any time.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) values its securities investments as follows:

- equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

- debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and

- equity securities, debt securities and other assets for which market quotations are not readily available, fair value as determined in good faith under the authority of each fund's Board of Directors.

MONEY MARKET FUND. The Money Market Fund determines its NAV by the amortized cost method of valuation provided by SEC Rule 2a-7 under the Investment Company Act of 1940. Under the Rule, the fund's nav must fairly reflect market value.

See the General SAI Disclosure for the methodology that a fund (other than for the Money Market Fund) uses to value short-term investments, options, futures and options on futures, and foreign securities.

MANAGEMENT OF THE FUNDS

Each fund's business and affairs are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.

INVESTMENT ADVISOR. Lincoln Investment Management, Inc. (Lincoln Investment or advisor) is the investment advisor to each fund. Its headquarters are at 200 East Berry Street, Fort Wayne, Indiana 46802.

The advisor has registered with the SEC as an investment advisor and acted as an investment advisor to mutual Funds for over 40 years. The advisor also acts as
(1) investment advisor to Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc., closed-end investment companies, and (2) sub-adviser to two of the series of Delaware Group Adviser Funds, Inc., an open-end series investment company.

The advisor is a wholly-owned subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding

                                                                           GPD-1
company organized under Indiana law. LNC, through its subsidiaries, provides life insurance and annuities, property-casualty insurance, reinsurance and financial services.

Directors, officers and employees of the advisor and each fund may engage in personal securities transactions, subject to restrictions and procedures of the Code of Ethics adopted by the advisor and each fund. The restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with SEC rules and regulations.

The advisor, either directly or through a sub-advisor, provides portfolio management and investment advice to each fund and administers each fund's other affairs, subject to the supervision of each fund's Board of Directors.
Some of the funds using sub-advisors have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisors. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

Each fund pays the advisor a monthly fee for the advisor's services. The annual rate of the fee is based on the average daily net asset value of each fund, as shown in the following chart:

FUND                                                  ...OF AVERAGE DAILY NET ASSET VALUE
----------------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next $200 million; .65 of 1% of the excess over $400 million
Capital Appreciation                 .75 of 1% of the first $500 million; .70 of 1% of the excess over
                                     $500 million
Equity-Income                        .75 of 1% of the first $500 million; .70 of 1% of the excess over
                                     $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next $200 million; and .60 of 1% in excess over $400 million
All other funds                      .48 of 1% of the first $200 million; .40 of 1% of the next $200 million; and .30 of 1% in excess over $400 million

--------------------------------------------------------------------------------


1998 ADVISORY FEES
FUND                                    1998 RATIO OF THE ADVISOR'S COMPENSATION TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------
Aggressive Growth                                                    .73%
Bond                                                                  .44
Capital Appreciation                                                  .75
Equity-Income                                                         .72
Global Asset Allocation                                               .72
Growth & Income                                                       .31
International                                                         .79
Managed                                                               .36
Money Market                                                          .48
Social Awareness                                                      .34
Special Opportunities                                                 .36

--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES

Each fund sells its shares of common stock only to Lincoln Life. Lincoln Life holds the fund shares in separate accounts (variable accounts) that support various Lincoln Life variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their nav next determined after Lincoln Life receives a purchase or redemption request. However, each fund redeems its shares held by Lincoln Life for its own account at the nav next determined after the fund receives the redemption request. The value of shares redeemed may be more or less than original cost, depending on the market value of a fund's securities investments at the time of redemption.

The fund normally pays for shares redeemed within seven days after Lincoln Life receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

- the NYSE closes for other than weekends and holidays;

GPD-2

- the SEC restricts trading on the NYSE;

- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or

- The SEC permits, by order, for the protection of fund shareholders.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Each fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains. See the SAI for a more complete discussion.

Each fund must meet asset diversification requirements under Section 817(h) of the Code and the related regulation of the United States Treasury Department. Each fund intends to comply with these diversification requirements.

The sole shareholder of the funds is Lincoln Life. Consequently, this Appendix does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), including the failure of a fund to meet the diversification requirements discussed above, see the Prospectus for the variable account.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Each fund's Annual Report includes the portfolio manager's discussion of the fund's performance for the previous fiscal year and the factors affecting the performance. Each fund will send you a free copy of its Annual Report on request.

                                                                           GPD-3

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the funds for the past 5 years, or, if shorter, the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, are included in the annual report, which is available upon request.

                          INCOME (LOSS) FROM       LESS DIVIDENDS
                        INVESTMENT OPERATIONS          FROM:
                                                                                                        RATIO
                                  NET                                                                    OF
                                REALIZED                                                        RATIO    NET
              NET                 AND                                                            OF     INVESTMENT         NET
             ASSET              UNREALIZED                                     NET             EXPENSES INCOME           ASSETS
             VALUE      NET      GAIN     TOTAL              NET              ASSET              TO      TO              AT END
            BEGINNING INVESTMENT (LOSS)   FROM      NET    REALIZED           VALUE            AVERAGE  AVERAGE PORTFOLIO   OF
  PERIOD      OF      INCOME      ON     INVESTMENT INVESTMENT GAIN ON  TOTAL END OF   TOTAL     NET     NET    TURNOVER PERIOD
  ENDED     PERIOD    (LOSS)(2) INVESTMENTS OPERATIONS INCOME INVESTMENTS DIVIDENDS PERIOD RETURN(3) ASSETS ASSETS  RATE (000'S)
--------------------------------------------------------------------------------------------------------------------------------
Lincoln National Aggressive Growth Fund, Inc.
12/31/98    $16.385    0.001    (0.810)  (0.809)  (0.023)  (2.186)   (2.209) $13.367   (6.20%)   0.81%  0.01%   102.33%  $335,366
12/31/97    $13.980    0.023     3.055    3.078     --     (0.673)   (0.673) $16.385   23.09%    0.81%  0.16%   105.07%  $342,763
12/31/96    $12.183    0.004     1.989    1.993   (0.004)  (0.192)   (0.196) $13.980   17.02%    0.82%  0.03%    77.51%  $242,609
12/31/95    $ 9.048    0.007     3.135    3.142   (0.007)    --      (0.007) $12.183   34.15%    0.94%  0.06%    85.82%  $138,471
12/31/94(1) $10.000    0.019    (0.952)  (0.933)  (0.019)    --      (0.019) $ 9.048   (9.37%)   1.11%  0.21%   100.31%  $60,697
Lincoln National Bond Fund, Inc.
12/31/98    $12.861    0.662     0.494    1.156   (1.328)    --      (1.328) $12.689    9.56%    0.52%  5.90%    51.33%  $363,808
12/31/97    $11.766    0.785     0.310    1.095     --       --       --     $12.861    9.30%    0.53%  6.45%    56.16%  $280,383
12/31/96    $12.247    0.767    (0.481)   0.286   (0.767)    --      (0.767) $11.766    2.31%    0.51%  6.56%   142.19%  $253,328
12/31/95    $10.941    0.803     1.306    2.109   (0.803)    --      (0.803) $12.247   18.95%    0.49%  6.90%   139.61%  $250,816
12/31/94    $12.693    0.741    (1.233)  (0.492)  (0.741)  (0.519)   (1.260) $10.941   (4.18%)   0.50%  6.40%   213.26%  $195,010
Lincoln National Capital Appreciation Fund, Inc.
12/31/98    $17.530   (0.003)    6.127    6.124   (0.050)  (1.832)   (1.882) $21.772   37.96%    0.83%  (0.01%)  77.99%  $770,736
12/31/97    $14.504    0.050     3.510    3.560     --     (0.534)   (0.534) $17.530   25.29%    0.89%  0.35%   137.07%  $451,036
12/31/96    $12.916    0.135     2.051    2.186   (0.135)  (0.463)   (0.598) $14.504   18.02%    0.93%  0.99%    92.73%  $267,242
12/31/95    $10.152    0.116     2.764    2.880   (0.116)    --      (0.116) $12.916   28.69%    1.07%  1.00%   195.63%  $127,936
12/31/94(1) $10.000    0.134     0.152    0.286   (0.134)    --      (0.134) $10.152    2.71%    1.18%  1.33%   185.28%  $52,904
Lincoln National Equity-Income Fund, Inc.
12/31/98    $20.118    0.282     2.204    2.486   (0.460)  (0.429)   (0.889) $21.715   12.73%    0.79%  1.40%    29.04%  $991,977
12/31/97    $15.780    0.229     4.511    4.740     --     (0.402)   (0.402) $20.118   30.67%    1.02%  1.46%    17.81%  $811,070
12/31/96    $13.507    0.288     2.451    2.739   (0.288)  (0.178)   (0.466) $15.780   19.81%    1.08%  1.99%    22.17%  $457,153
12/31/95    $10.335    0.275     3.218    3.493   (0.275)  (0.046)   (0.321) $13.507   34.74%    1.15%  2.27%    27.81%  $238,771
12/31/94(1) $10.000    0.258     0.335    0.593   (0.258)    --      (0.258) $10.335    5.65%    1.26%  2.48%    33.40%  $78,861
Lincoln National Global Asset Allocation Fund, Inc.
12/31/98    $15.628    0.357     1.585    1.942   (0.589)  (1.222)   (1.811) $15.759   13.50%    0.91%  2.36%   133.84%  $490,154
12/31/97    $14.226    0.383     2.205    2.588     --     (1.186)   (1.186) $15.628   19.47%    0.89%  2.77%   178.40%  $438,090
12/31/96    $13.391    0.392     1.522    1.914   (0.392)  (0.687)   (1.079) $14.226   15.04%    1.00%  2.93%   167.33%  $316,051
12/31/95    $11.144    0.412     2.247    2.659   (0.412)    --      (0.412) $13.391   23.95%    0.92%  3.36%   146.49%  $248,772
12/31/94    $12.502    0.349    (0.702)  (0.353)  (0.349)  (0.656)   (1.005) $11.144   (1.82%)   1.06%  3.07%   134.33%  $195,697
Lincoln National Growth and Income Fund, Inc.
12/31/98    $41.949    0.607     7.371    7.978   (1.164)  (2.475)   (3.639) $46.288   20.33%    0.35%  1.44%    33.55%  $4,263,557
12/31/97    $33.110    0.649     9.331    9.980     --     (1.141)   (1.141) $41.949   30.93%    0.35%  1.79%    32.09%  $3,540,862
12/31/96    $29.756    0.683     4.943    5.626   (0.683)  (1.589)   (2.272) $33.110   18.76%    0.36%  2.23%    46.70%  $2,465,224
12/31/95    $23.297    0.701     7.680    8.381   (0.701)  (1.221)   (1.922) $29.756   38.81%    0.35%  2.64%    51.76%  $1,833,450
12/31/94    $24.693    0.668    (0.428)   0.240   (0.668)  (0.968)   (1.636) $23.297    1.32%    0.37%  2.85%    76.34%  $1,161,324
Lincoln National International Fund, Inc.
12/31/98    $14.673    0.253     1.838    2.091   (0.189)  (0.593)   (0.782) $15.982   14.65%    0.93%  1.63%   123.11%  $501,654
12/31/97    $14.556    0.066     0.771    0.837     --     (0.720)   (0.720) $14.673    6.00%    0.93%  0.44%    77.58%  $466,229
12/31/96    $13.398    0.071     1.244    1.315   (0.071)  (0.086)   (0.157) $14.556    9.52%    1.19%  0.51%    68.67%  $440,375
12/31/95    $13.027    0.069     0.892    0.961   (0.069)  (0.521)   (0.590) $13.398    8.89%    1.27%  0.59%    63.15%  $358,391
12/31/94    $12.642    0.033     0.385    0.418   (0.033)    --      (0.033) $13.027    3.28%    1.24%  0.25%    52.78%  $316,350

GPD-4

                          INCOME (LOSS) FROM       LESS DIVIDENDS
                        INVESTMENT OPERATIONS          FROM:
                                                                                                        RATIO
                                  NET                                                                    OF
                                REALIZED                                                        RATIO    NET
              NET                 AND                                                            OF     INVESTMENT         NET
             ASSET              UNREALIZED                                     NET             EXPENSES INCOME           ASSETS
             VALUE      NET      GAIN     TOTAL              NET              ASSET              TO      TO              AT END
            BEGINNING INVESTMENT (LOSS)   FROM      NET    REALIZED           VALUE            AVERAGE  AVERAGE PORTFOLIO   OF
  PERIOD      OF      INCOME      ON     INVESTMENT INVESTMENT GAIN ON  TOTAL END OF   TOTAL     NET     NET    TURNOVER PERIOD
  ENDED     PERIOD    (LOSS)(2) INVESTMENTS OPERATIONS INCOME INVESTMENTS DIVIDENDS PERIOD RETURN(3) ASSETS ASSETS  RATE (000'S)
--------------------------------------------------------------------------------------------------------------------------------
Lincoln National Managed Fund, Inc.
12/31/98    $19.304    0.599     1.632    2.231   (1.162)  (1.402)   (2.564) $18.971   12.72%    0.42%  3.31%    57.36%  $965,486
12/31/97    $16.266    0.661     2.811    3.472     --     (0.434)   (0.434) $19.304   21.82%    0.42%  3.77%    53.40%  $850,646
12/31/96    $15.895    0.628     1.291    1.919   (0.628)  (0.920)   (1.548) $16.266   12.05%    0.43%  4.05%   108.86%  $675,740
12/31/95    $12.783    0.623     3.132    3.755   (0.623)  (0.020)   (0.643) $15.895   29.29%    0.43%  4.37%   112.52%  $589,165
12/31/94    $14.152    0.628    (0.814)  (0.186)  (0.628)  (0.555)   (1.183) $12.783   (1.84%)   0.44%  4.45%   160.79%  $442,140

                                                                           GPD-5

                          INCOME (LOSS) FROM                                                            RATIO
                                  NET                                                                    OF
                                REALIZED                                                        RATIO    NET
              NET                 AND                                                            OF     INVESTMENT         NET
             ASSET      INVESTMENT OPERATIONS UNREALIZED  LESS DIVIDENDS       NET             EXPENSES INCOME           ASSETS
             VALUE      NET      GAIN     TOTAL        FROM:   NET            ASSET              TO      TO              AT END
            BEGINNING INVESTMENT (LOSS)   FROM      NET    REALIZED           VALUE            AVERAGE  AVERAGE PORTFOLIO   OF
  PERIOD      OF      INCOME      ON     INVESTMENT INVESTMENT GAIN ON  TOTAL END OF   TOTAL     NET     NET    TURNOVER PERIOD
  ENDED     PERIOD    (LOSS)(2) INVESTMENTS OPERATIONS INCOME INVESTMENTS DIVIDENDS PERIOD RETURN(3) ASSETS ASSETS  RATE (000'S)
--------------------------------------------------------------------------------------------------------------------------------
Lincoln National Money Market Fund, Inc.
12/31/98    $10.000    0.497       N/A    0.497   (0.497 )    N/A    (0.497) $10.000    5.10 %   0.58 % 4.97 %     N/A   $137,062
12/31/97    $10.000    0.501       N/A    0.501   (0.501)     N/A    (0.501) $10.000    5.13%    0.59%  5.01%      N/A   $89,227
12/31/96    $10.000    0.505       N/A    0.505   (0.505)     N/A    (0.505) $10.000    5.07%    0.57%  5.07%      N/A   $90,358
12/31/95    $10.000    0.570       N/A    0.570   (0.570)     N/A    (0.570) $10.000    5.67%    0.52%  5.67%      N/A   $75,319
12/31/94    $10.000    0.381       N/A    0.381   (0.381)     N/A    (0.381) $10.000    3.82%    0.52%  3.82%      N/A   $77,177
Lincoln National Social Awareness Fund, Inc.
12/31/98    $35.657    0.367     6.414    6.781   (0.672)  (1.483)   (2.155) $40.283   19.89%    0.38%  1.10%    37.55%  $1,868,231
12/31/97    $27.316    0.364     9.447    9.811     --     (1.470)   (1.470) $35.657   37.53%    0.41%  1.37%    34.84%  $1,255,494
12/31/96    $22.590    0.389     5.748    6.137   (0.389)  (1.022)   (1.411) $27.316   28.94%    0.46%  1.58%    45.90%  $636,595
12/31/95    $16.642    0.432     6.491    6.923   (0.432)  (0.543)   (0.975) $22.590   42.83%    0.50%  2.21%    54.02%  $297,983
12/31/94    $17.915    0.377    (0.461)  (0.084)  (0.377)  (0.812)   (1.189) $16.642    0.19%    0.53%  2.22%    64.97%  $163,514
Lincoln National Special Opportunities Fund, Inc.
12/31/98    $35.056    0.470     1.795    2.265   (0.862)  (3.043)   (3.905) $33.416    6.79%    0.42%  1.44%    76.27%  $917,796
12/31/97    $29.423    0.477     7.293    7.770     --     (2.137)   (2.137) $35.056   28.15%    0.42%  1.57%    73.74%  $872,822
12/31/96    $27.383    0.548     3.867    4.415   (0.548)  (1.827)   (2.375) $29.423   16.51%    0.44%  2.00%    88.17%  $648,592
12/31/95    $22.164    0.616     6.131    6.747   (0.616)  (0.912)   (1.528) $27.383   31.86%    0.45%  2.39%    90.12%  $505,755
12/31/94    $24.478    0.565    (0.942)  (0.377)  (0.565)  (1.372)   (1.937) $22.164   (1.00%)   0.48%  2.49%    74.63%  $318,417

(1) The per share data, total return, ratios and portfolio turnover are calculated for the period from commencement of investment activity on January 3, 1994 through December 31, 1994. Accordingly, the total return, ratios, and portfolio turnover have NOT been calculated on an annualized basis.

(2) Per share information for the Capital Appreciation, Equity-Income, Global Asset Allocation, and International funds for the year ended December 31, 1998 was based on the average shares outstanding method.

(3) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares.

GENERAL INFORMATION

You should direct any inquiry to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265).

Each fund will issue:

- unaudited semiannual reports showing current investments and other information; and

- annual financial statements audited by the fund's independent auditors.

These Prospectuses do not contain all the information included in the Registration Statements that the funds have filed with the SEC. You may examine the Registration Statements, including exhibits, at the SEC in Washington, D.C. Statements made in the Prospectuses about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that CONTRACT or other document filed as an exhibit to the related Registration Statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

Lincoln Life performs the dividend and transfer functions for each fund.

PREPARING FOR YEAR 2000

Many existing computer programs use only two digits in the date field to identify the year. If left uncorrected these programs, which were designed and developed without considering the impact of the upcoming change in the century, could fail to operate or could produce

GPD-6
erroneous results when processing dates after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K", and the "Millenium Bug".

The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the problem could go undetected for a long time. The updating of fund-related computer systems is the responsibility of Lincoln Life as part of its own year 2000 updating process. Delaware Service Company Inc. (Delaware), which provides substantially all of the accounting and valuation services for the funds, is responsible for updating all its computer systems (including those which serve the funds) to accommodate the year 2000. If Y2K problems with computer programs affecting the funds are left unchecked they can cause such problems as share transfer errors; accounting errors; improper instructions to the securities custodian of a fund; and erroneous net asset values. In a worst-case scenario, this could result in a material disruption of the operations of the funds, Lincoln Life and/or Delaware.

However, these companies are wholly owned by Lincoln National Corporation (LNC), which has had Year 2000 processes in place since 1996. LNC projects aggregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable to their counterparts in LNC.

In light of the potential problems discussed above, Lincoln Life, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-priority Information Technology (IT) systems which service the funds. Delaware for its part is responsible for updating all its high-priority IT systems to support these vital services. The Year 2000 effort, for both IT and non-IT systems, is organized into four phases:

- awareness-raising and inventory of all assets (including third-party agent and vendor relationships)

- assessment and high-level planning and strategy

- remediation of affected systems and equipment; and

- testing to verify Year 2000 readiness.

Both companies are currently on schedule to have their high-priority IT systems (including those which support the funds) remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999, additional testing of the environment will continue. Both companies are currently on schedule to have their high-priority non-IT systems (elevators, heating and ventilation, security systems, etc.) remediated and tested by October 31, 1999.

The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty include (but are certainly not limited to) a possible loss of technical resources to perform the work; failure to identify all susceptible systems; and non-compliance by third parties whose systems and operations impact Lincoln Life. In a report dated February 26, 1999, entitled, INVESTIGATING THE IMPACT OF THE YEAR 2000 TECHNOLOGY PROBLEM, S. Prt 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Financial services firms...are particularly vulnerable to...the risk that a material customer or business partner will fail, as a result of the computer problems, to meet its obligations".

One important source of uncertainty is the extent to which the key trading partners of Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. Lincoln Life and Delaware have been monitoring the progress of their trading partners; however, the efforts of these partners are beyond our control.

Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem, there can be no guarantee by either company that there will not be significant computer problems after December 31, 1999.

                                                                           GPD-7

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GPD-8

You can find additional information in each fund's Statement of Additional Information (SAI), which is on file with the SEC. Each fund incorporates its SAI, dated May 1, 1999, into its Prospectus. Each fund will provide a free copy of its SAI on request.

You can find still further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its Annual and Semi-Annual Report on request.

For an SAI or Report, either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.

You can review and copy information about the funds (including the SAIs) at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also get reports and other information about the funds on the SEC's Internet site at http:// www.sec.gov. You can get copies of this information by writing the SEC Public Reference Section, Washington, D.C. 20549-6009, and paying a duplicating fee.

Fund Investment Company Act File Numbers:

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.:        33-70742;   811-8090
LINCOLN NATIONAL BOND FUND, INC.:                      2-80746;   811-3210
LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.:     33-70272;   811-8074
LINCOLN NATIONAL EQUITY-INCOME FUND, INC.:            33-71158;   811-8126
LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.:  33-13530;   811-5115
LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.:         2-80741;   811-3211
LINCOLN NATIONAL INTERNATIONAL FUND, INC.:            33-38335;   811-6233
LINCOLN NATIONAL MANAGED FUND, INC.:                   2-82276;   811-3683
LINCOLN NATIONAL MONEY MARKET FUND, INC.:              2-80743;   811-3212
LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.:         33-19896;   811-5464
LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.:     2-80731;   811-3291

                                                                           GPD-9